State Street Institutional Investment Trust

STATE STREET TARGET RETIREMENT 2025 FUND Class I (SSBRX) Class K (SSBSX)	STATE STREET TARGET RETIREMENT 2030 FUND Class I (SSBWX) Class K (SSBYX)	STATE STREET TARGET RETIREMENT 2035 FUND Class I (SSCJX) Class K (SSCKX)

STATE STREET TARGET RETIREMENT 2040 FUND Class I (SSCNX) Class K (SSCQX)	STATE STREET TARGET RETIREMENT 2045 FUND Class I (SSDDX) Class K (SSDEX)	STATE STREET TARGET RETIREMENT 2050 FUND Class I (SSDJX) Class K (SSDLX)

STATE STREET TARGET RETIREMENT 2055 FUND Class I (SSDOX) Class K (SSDQX)	STATE STREET TARGET RETIREMENT 2060 FUND Class I (SSDWX) Class K (SSDYX)	STATE STREET TARGET RETIREMENT 2065 FUND Class I (SSFJX) Class K (SSFKX)

(each a “Target Date Fund”, and collectively the “Target Date Funds”)

Supplement dated December 1, 2020

to the Prospectus and Summary Prospectus

dated April 30, 2020, as may be supplemented from time to time

Each Target Date Fund invests in a combination of mutual funds and exchange-traded funds sponsored by SSGA Funds Management, Inc., the investment adviser to the Target Date Funds (the “Adviser”), or its affiliates (each an “Underlying Fund”). Effective April 1, 2021 (the “Effective Date”), the Adviser expects that the SPDR® Portfolio Intermediate Term Treasury ETF will become an additional strategic target allocation option for the Target Date Funds and become an Underlying Fund. Please see Appendix A to this Supplement for additional information regarding the SPDR® Portfolio Intermediate Term Treasury ETF.

As of the Effective Date, the Adviser anticipates reducing the Target Date Funds’ allocation to the SPDR® Portfolio Long Term Treasury ETF, which provides exposure to longer maturity U.S. Treasury bonds, and introducing a new allocation to the SPDR® Portfolio Intermediate Term Treasury ETF, which will provide exposure to intermediate maturity U.S. Treasury bonds. However, the Target Date Funds’ overall allocation to U.S. Treasury bonds is not anticipated to change. As of the date of this Supplement, the specific target allocations to the SPDR® Portfolio Intermediate Term Treasury ETF have yet to be determined.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

120120SUPP

APPENDIX A

SPDR® Portfolio Intermediate Term Treasury ETF

The SPDR® Portfolio Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (3-10 years) sector of the United States Treasury market. In seeking to track the performance of the Bloomberg Barclays 3-10 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA FM, the investment adviser to the Fund (the “Adviser”), either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

Please see the Fund’s Prospectus for additional information at www.ssga.com/spdrs.